UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2008
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                              JACK IN THE BOX INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-9390                    95-2698708
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(State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)              Number)            Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                            92123
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(Address of principal executive offices)                  (Zip Code)


                                 (858) 571-2121
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              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01     REGULATION FD DISCLOSURE
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Most of the Jack in the Box(R) restaurants that closed in anticipation of
Hurricane Ike or as a result of the storm's impact have re-opened. As of Thursday, Sept. 25, 2008, 31 restaurants (27 Company, 4 franchise) in the Gulf Coast region of Texas remain closed. The Company expects 4 restaurants to re-open by the end of this week, and 14 locations to re-open as soon as utility service is restored. Thirteen Company-operated locations are expected to be closed for a longer period of time. At the time Hurricane Ike made landfall on Friday, Sept. 12, approximately 235 Company and franchised restaurants (189 Company and 46 franchised) in the storm's immediate path were closed. At the end of the Company's third quarter of fiscal 2008 (July 6), there were 2,148 Jack in the Box restaurants, including 1,378 Company and 770 franchised locations.

Four franchised Qdoba Mexican Grill(R) restaurants closed when the storm disrupted utility service as it passed through the Midwest, but all have re-opened. At the end of the Company's third quarter, there were 438 Qdoba restaurants, including 99 Company and 339 franchised locations.

The Company has property and business interruption insurance, subject to certain deductibles. At this time, it is too early to determine the financial impact caused by storm damage and related disruption of utility service.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 JACK IN THE BOX INC.
                                        By:      JERRY P. REBEL
                                                 --------------
                                                 Jerry P. Rebel
                                                 Executive Vice President
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)
                                                 (Duly Authorized Signatory)
                                                 Date: September 25, 2008


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